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                                                                    EXHIBIT 21.1

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
                                                         STATE OF
SUBSIDIARY                                       ORGANIZATION/INCORPORATION       OTHER NAMES USED
767 STARS LLC                                            Delaware                       None
1001 East Palm, LLC                                      Delaware                       None
7555-7575 Colshire LLC                                   Delaware                       None
Acquest Government Holdings, L.L.C.                      New York                       None
Acquest Government Holdings II, L.L.C.                   New York                       None
Acquest Holdings FC, LLC                                 New York                       None
ACRE CLS, LLC                                            Delaware                       None
ACRE Dublin LLC                                          Delaware                       None
ACRE HPC, LLC                                            Delaware                       None
ACRE IDG Manager, LLC                                    Delaware                       None
ACRE IDG, LLC                                            Delaware                       None
ACRE Partners, LLC                                       Delaware                       None
ACRE Seymour, LLC                                        Delaware                       None
ACRE Simon, L.L.C.                                       Delaware                       None
American Corporate Real Estate, Inc.                     Massachusetts                  None
BM Center, LLC                                           Delaware                       None
Corporate Technology Centre Associates II LLC            California                     None
Corporate Technology Centre Associates LLC               California                     None
CTC Associates I GenPar, LLC                             California                     None
CTC Associates I, L.P.                                   Delaware                       None
CTC Associates II GenPar, LLC                            Delaware                       None
CTC Associates II, L.P.                                  Delaware                       None
CTL I Maryland, Inc.                                     Delaware                       None
F/S Subsidiary, L.L.C.                                   Delaware                       None
FMAC StarFund, L.L.P                                     Connecticut                    None
iStar 85 10th L/C LLC                                    Delaware                       None
iStar Asset Receivables Trust                            Delaware                       None
iStar Asset Services, Inc.                               Delaware                       None
iStar BEST Finance LLC                                   Delaware                       None
iStar Bishops Gate LLC                                   Delaware                       None
iStar Campbellsville, LLC                                Delaware                       None
iStar CTL I GenPar, Inc.                                 Delaware                       None
iStar CTL I, L.P.                                        Delaware                       None
iStar D.C., Inc.                                         Delaware                       None
iStar DB Seller, LLC                                     Delaware                       None
iStar Denver Place, LLC                                  Delaware                       None
iStar Eagle GenPar LLC                                   Delaware                       None
iStar Eagle L.P.                                         Delaware                       None
iStar Finance Sub V Inc.                                 Delaware                       None
iStar Finance Preferred, Inc.                            Delaware                       None
iStar Funding, LLC                                       Delaware                       None
iStar GT GenPar, LLC                                     Delaware                       None
iStar GT, L.P.                                           Delaware                       None
iStar Harborside LLC                                     Delaware                       None
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
iStar Harrisburg Business Trust                          Delaware                       None
iStar Harrisburg GenPar LLC                              Delaware                       None
iStar Harrisburg, L.P.                                   Delaware                       None
iStar HQ GT Inc.                                         Delaware                       None
iStar HQ GT Illinous Inc.                                Delaware                       None
iStar HQ I GenPar, Inc.                                  Delaware                       None
iStar HQ I Maryland, Inc.                                Delaware                       None
iStar HQ I, L.P.                                         Delaware                       None
iStar HQ I Inc.                                          Delaware                       None
iStar Las Vegas LLC                                      Delaware                       None
iStar Merger Co. I                                       Delaware                       None
iStar Merger Co. II                                      Delaware                       None
iStar Poydras, LLC                                       Delaware                       None
iStar Preferred Holdings, LLC                            Delaware                       None
iStar Real Estate Services, Inc.                         Maryland                       None
iStar San Jose, L.L.C.                                   Delaware                       None
iStar Safeguard Preferred Holdings LLC                   Delaware                       None
iStar Sunnyvale Partners, L.P.                           Delaware                       None
iStar Sunnyvale, LLC                                     Delaware                       None
iStar Ventures, Inc.                                     Delaware                       None
iStar Ventures Direct Holdings, LLC                      Delaware                       None
iStar Walden, LLC                                        Delaware                       None
MD3 Cayman L.P.                                          Cayman                         None
NewPar, LLC                                              Delaware                       None
NewPar/New LLC                                           Delaware                       None
P Funding Inc.                                           Delaware                       None
Red Lion G.P., Inc.                                      Delaware                       None
RLH Partnership, L.P.                                    Delaware                       None
SFI I, LLC                                               Delaware                       None
SFT I, Inc.                                              Delaware                       None
SFT II, Inc.                                             Delaware                       None
SFT Starbonds Inc.                                       Delaware                       None
SFT Venturer, LLC                                        Delaware                       None
SFT Whole Loans A, Inc.                                  Delaware                       None
SFT/RLH, Inc.                                            Delaware                       None
Star Liberty Funding, LLC                                Delaware                       None
STARS I Corp.                                            Delaware                       None
STARS Investment I Corp.                                 Delaware                       None
Starwood Financial Advisors II, LLC                      Connecticut                    None
Starwood Operating, Inc.                                 Delaware                       None
STW Holdings I, Inc.                                     Delaware                       None
TN-CP Ventures One                                       Texas                          None
TriNet Concord Farms III Limited Partnership             Massachusetts                  None
TriNet Corporate Partners II, L.P.                       Delaware                       None
TriNet Corporate Realty Trust, Inc.                      Maryland                       None
TriNet Essential Facilities III, Inc.                    Maryland                       None
TriNet Essential Facilities VII, Inc.                    Maryland                       None
TriNet Essential Facilities VIIIR, Inc.                  Maryland                       None
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
TriNet Essential Facilities X, Inc.                      Maryland                       None
TriNet Essential Facilities XI, Inc.                     Maryland                       None
TriNet Essential Facilities XII, Inc.                    Maryland                       None
TriNet Essential Facilities XVIII, Inc.                  Maryland                       None
TriNet Essential Facilities XIX, Inc.                    Maryland                       None
TriNet Essential Facilities XX, Inc.                     Maryland                       None
TriNet Essential Facilities XXIII, Inc.                  Maryland                       None
TriNet Essential Facilities XXIV, Inc.                   Maryland                       None
TriNet Essential Facilities XXVI, Inc.                   Maryland                       None
TriNet Essential Facilities XXVII, Inc.                  Maryland                       None
TriNet Essential Facilities XXVIII, Inc.                 Maryland                       None
TriNet Essential Facilities XXIX, Inc.                   Maryland                       None
TriNet Management Operating Company, Inc.                Maryland                       None
TriNet Milpitas Associates, LLC                          Maryland                       None
TriNet Property Partners, L.P.                           Maryland                       None
TriNet Realty Capital, Inc.                              Maryland                       None
TriNet Realty Investors I, Inc.                          Maryland                       None
TriNet Realty Investors II, Inc.                         Maryland                       None
TriNet Realty Investors III, Inc.                        Maryland                       None
TriNet Realty Investors IV, Inc.                         Maryland                       None
TriNet Realty Investors V, Inc.                          Maryland                       None
TriNet Sunnyvale Partners, L.P.                          Maryland                       None
TriNet XVII Realty Trust                                 Massachusetts                  None
W9/TriNet Poydras, LLC                                   Maryland                       None
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